Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, W. Bradford Smith, Chief Financial Officer of Homology Medicines, Inc. (the “Company”) hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2020	By:	/s/ W. Bradford Smith
W. Bradford Smith
Chief Financial Officer (Principal Financial Officer)